KEYSTONE FINANCIAL, INC. / (Bank)

                        EXECUTIVE SPLIT DOLLAR AGREEMENT

THIS AGREEMENT is made and entered into effective this 1st day of January, 1998, by and between KEYSTONE FINANCIAL, INC. ("Sponsor) through one of its affililated companies _________________________ , ("Employer"), a Pennsylvania corporation, and _______________ ("Executive") an employee of the Employer, and represents the final understanding of the parties regarding the benefits provided hereunder.

W I T N E S S E T H

WHEREAS, the Executive is insured under Policy Number _________________ (the "Policy") issued by Metropolitan Life Insurance Company ("Metropolitan"); and

WHEREAS, the owner of the Policy (the "Owner") shall be the Executive or the person or other entity to whom the Executive assigns the Policy pursuant to
Section 4; and

WHEREAS, Sponsor and Employer highly values Executive's efforts, abilities, and accomplishments; and

WHEREAS, Executive is deemed a member of a select group of management and/or one of the highly compensated employees of the Employer; and

WHEREAS, Employer wishes to provide Executive with permanent life insurance as an additional employment benefit and is willing to assist in the payment of premiums under the Policy as provided in this Agreement; and

WHEREAS, the Executive has agreed to assign an interest in the Policy to Sponsor as collateral security for such premium payments, at the time of the first premium payment, on a form of agreement approved by Metropolitan (the "Collateral Assignment Agreement"); and

WHEREAS, in order to be eligible for such benefit, Executive agrees to the terms hereinafter provided;


NOW, THEREFORE, Employer and Executive ("Parties"), in consideration of the mutual covenants and agreements described below, hereby agree as follows:

SECTION 1

Payment of Premiums

 1.1 The Employer shall pay the premiums on the Policy, less the amount paid by the Executive pursuant to Section 1.4, until the termination of this Agreement, pursuant to Section 5. The Employer may increase or decrease the scheduled premium for any year after the first year. Each premium for the Policy following execution of this Agreement will be remitted by the Employer to Metropolitan within thirty-one (31) days following the anniversary date of the Policy.

 1.2 The premium payment periods may also be changed by the Employer to the extent necessary to maintain compliance of the Policy with Sections 7702 and 7702A of the Internal Revenue Code and the regulations thereunder.

 1.3 No payment of interest by the Executive will be due on the premium amounts paid by the Employer.

 1.4 The Executive shall pay that portion of the premium in amount that for federal income tax purposes is equal to the value of the "economic benefit" of the life insurance protection enjoyed by the Executive each year. The "economic benefit" is to be determined by reference to IRS Rev. Ruls. 64-328 and 66-110, or any rulings which may substitute, supercede, replace, or amend them, governing the federal income tax consequences of split dollar arrangements. The Executive has been rated by Metropolitan Life Insurance Company less favorably than "standard non-smoker". Since the Employer is contributing to the premium based on a standard non-smoker classification, if the rating continues, the policy at program maturity date will likely not have sufficient cash value to realize the objective described in Section 1.7B below. Therefore, if the Executive wishes to attain this objective, Executive may, in his or her discretion, make additional premium payments in amounts as may be indicated from time to time by Metropolitan Life Insurance Company as necessary to create the augmented value in the policy to realize such objective.

 1.5 The Employer shall continue to pay its portion of the premium if the Execu-tive is disabled while actively employed.

 1.6 "Disability", for the purpose of this Agreement means, that the Executive has met the requirements for disability under the Employer's Long Term Disability Plan, is not eligible for full retirement, and is incapable of fulfilling job duties due to mental or physical disability.

 1.7 "Premium", for the purpose of this Agreement, means the sum paid to Metropolitan Life Insurance Company as consideration for the individual Universal Life Policy specifically referred to in this Agreement. Premiums paid are scheduled to be in an amount so as to accumulate policy values at the program maturity date as if the Executive were to receive a standard nonsmoker classification sufficient to:

     A. Provide total death benefits equal to at least two times the Executive's annual base salary plus the accumulated premiums paid by the Employer during the Executive's active employment and equal to at least one (1) times the Executive's final annual base salary plus accumulated premiums paid by the Employer after the Executive's active employment and prior to termination of this Agreement;

     B. Keep the policy in force after the program maturity date with a death benefit equal to one (1) times the Executive's final annual base salary until the Executive attains the age of ninety-five (95); and

     C. Prior to the program maturity date, withdraw an amount to be paid to the Employer equal to the accumulated premiums paid by the Employer.

        The sufficiency of the amount needed to meet the provisions above shall be determined as of the program maturity date and shall be based on the insurer's current interest crediting and mortality rates as of that same date. The Employer shall not be responsible for events occurring subsequent to the program maturity date which may result in an insufficient level of funding to meet the provisions above.

SECTION 2

Policy Beneficiary Designation

 2.1 The right to designate and change the beneficiary of the Policy and to elect an optional mode of settlement is reserved to the person who would be the Owner of the Policy in the absence of the Collateral Assignment Agreement. Such Owner of the Policy shall have the right to designate and change the beneficiaries and contingent beneficiaries and to elect an optional mode of settlement subject to the interest of the Employer as Assignee under the Collateral Assignment Agreement, and the Employer will make the Policy available to the Owner, if required, for endorsement of a change of beneficiary.

SECTION 3

Payment of Policy Proceeds in Event of Death of Employee

 3.1 If the Executive dies (other than by suicide within two (2) years from the Policy issue date) while the Policy and this Agreement are in force, the proceeds of the Policy shall be payable as follows:

     A. Part shall be payable to the Employer; this part shall be equal to the proceeds of the Policy not payable to the beneficiary pursuant to paragraph B or paragraph C of this section.

     B. The designated beneficiary of the Executive shall be paid an amount equal to two (2) times the Executive's annual base salary if the Executive dies while actively employed by Employer, subject, however, to satisfying any applicable underwriting restrictions or guidelines existing at the time of adjustment.

     C. The designated beneficiary of the Executive shall be paid an amount equal to one (1) times annual base salary, subject, however, to satisfying any applicable underwriting restrictions or guidelines at the time of adjustment if the Executive dies after terminating active employment with Employer due to Disability or Normal Retirement, provided that the termination of active employment occurs prior to the termination of this Agreement.

        (1) The benefit paid if the Executive dies after terminating active employment with Employer due to Disability is based on the Executive's annual base salary at the time the Disability occurred.

 3.2 Insurance proceeds will not be paid if the Executive commits suicide, while sane or insane, within two (2) years from the date of the policy. Instead, an amount equal to all premiums paid, without interest, will be paid under the terms of this Agreement.

 3.3 "Normal Retirement", for the purpose of this Agreement, means attaining the age of sixty-five (65).

 3.4 "Annual Base Salary", for the purpose of this Agreement, means the Executive's regular salary, without bonus, as of the date Executive was actively at work.

SECTION 4

Exercise of Rights

 4.1 The Employer, during the lifetime of the Executive and prior to the termination of this Agreement, may exercise any of its rights as Assignee of the Policy only upon thirty (30) days written notice to the Executive. Such notice shall be given to the Executive either in person or by mailing as provided for in Section 8.1 of this Agreement.

 4.2 Subject to the Employer's rights as Assignee, the Owner retains all rights as Owner of the Policy. Notwithstanding the aforementioned, neither the Owner nor the Employer shall withdraw, surrender, borrow against, or pledge as security for a loan any portion of the Policy while this Agreement is in effect.

SECTION 5

Termination of Agreement

 5.1 This Agreement shall terminate if any of the following takes place:

     A. Termination of the Executive's employment with the Employer prior to the Executive's becoming eligible for disability benefits under a Disability plan of the Employer or for a Normal Retirement benefit under any qualified pension plan maintained by the Employer; or

     B. Demotion of the Executive to a position which is not part of the group of Employees eligible to participate in the Employer's Split Dollar Insurance Program as determined by the Employer; or

     C.   The bankruptcy of the Employer; or

     D. The failure of the Employer or the Executive to pay their respective share of the premium under Section 1 of this Agreement; or

     E. Payment to the Employer of the aggregate amount of the premiums paid either directly by the Executive or by a withdrawal from the Policy.

     F.   Termination of this Agreement pursuant to Section 12.3; or

     G.   The death of the Executive; or

     H. Program Maturity Date. This occurs the year in which sufficient funds will have accumulated in the Policy to sustain the projected death benefit amount as if the Executive were to have received a standard nonsmoker classifi-cation, or when the Executive attains the age of sixty-five (65), whichever occurs later.


 5.2 In the event of termination of this Agreement, the lesser of the aggregate of the premiums paid by the Employer pursuant to this Agreement, or the net cash value in the Policy, shall become due and payable to the Employer, except as provided for herein. Upon payment of such amount from the Policy, from the Executive, or from whatever other source, the Employer shall execute a release of the Collateral Assignment Agreement and deliver such release and the Policy to the Owner.

 5.3 In the event of a Change of Control, as defined in the written severance policy in effect at that time, such severance policy shall thereafter remain in force for purposes of this Agreement. In the event of a Change of Control and the Executive is entitled to benefits for termination of employment under such severance policy, then, in addition, he shall have no obligation to repay premiums to the Employer as stated in Section 5.2.

 SECTION 6

Taxation

 6.1 All income taxes attributable to the Executive which are relevant to the Policy or this Agreement, whether federal, state or local, which may be due or may become due, are the sole responsibility of the Executive, or the Executive's beneficiary, while this Agreement is in force and after it has terminated for any reason.

SECTION 7

Insurer Not a Party

 7.1 Metropolitan shall not be deemed to be a party to this Agreement for any purpose nor shall it be deemed in any way responsible for its validity.
Metropolitan shall not be obligated to inquire as to the distribution or application of any monies payable or paid by it under the Policy, and Payments or other performance of its contract obligations in accordance with the terms of the Policy shall fully discharge Metropolitan from any and all liability under the Policy.

SECTION 8

Notices

 8.1 Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed properly given if sent by registered or certified mail, addressed as follows:

         (1)      Notices to Executive:

         (2)      Notices to Employer:      _____________________________ (Bank)
                                                     c/o G. E. Aumiller
                                                     Keystone Financial, Inc.
                                                     P.O. Box 3660
                                                     Harrisburg, PA  17105-3660


         Either party may, from time to time, change the address to which notices shall be mailed by giving notice of such address in the manner provided herein.

SECTION 9

Other Benefits

 9.1 Participation in this Program is designed to supersede and render void the group term life insurance currently provided to the Executive. In all other respects, the benefits described herein are in addition to any other benefits the Executive may have under any plan or program of the Employer, and, except as aforementioned or otherwise expressly provided for herein, shall supplement and shall not supersede any other agreement between the Employer and the Executive or any provision contained therein.

SECTION 10

Named Fiduciary

10.1 The Employer is hereby designated as the Named Fiduciary of this Split Dollar Insurance Program, in accordance with the Employee Retirement Income Security Act of 1974. The business address and telephone number of the Named Fiduciary are:

                  ___________________________ (Bank)
                  c/o G. E. Aumiller
                  Keystone Financial, Inc.
                  One Keystone Plaza
                  Front & Market Streets
                  P.O. Box 3660
                  Harrisburg, PA  17105-3660

         The Named Fiduciary shall have the authority to control and manage the operation and administration of this Program. However, the Named Fiduciary may allocate its responsibilities for the operation and administration of this Program, including the designation of persons who are not Named Fiduciaries, to carry out fiduciary responsibilities.

         The Named Fiduciary of this Program shall be responsible for making timely delivery of any required premiums to the Insurer.

         All pertinent documents shall be retained by the Named Fiduciary and made available for examination at the above indicated business address. Upon written request, the Program document and other information shall be provided to the Parties of this Program.

SECTION 11

Claims Procedure

11.1 Benefits shall be payable in accordance with the Agreement provisions. Should the Executive or beneficiary fail to receive benefits to which such Executive or beneficiary believes he or she is entitled, a claim may be filed. Any claim for a Program benefit hereunder shall be filed by the Executive or beneficiary (claimant) of this Program by written communication, which is made by the claimant or the claimant's authorized representative, which is reasonably calculated to bring the claim to the attention of the Named Fiduciary.

         If a claim for a Program benefit is wholly or partially denied, a written notice of the decision shall be furnished to the claimant by the Named Fiduciary or his designee within a reasonable period of time after receipt of the claim by the Program, which notice shall include the following information:

(A)      The specific reason or reasons for the denial;

(B) Specific reference to the pertinent Agreement provisions upon which the denial is based;

(C) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(D) An explanation of the Program's claim review procedures.

         In order that a claimant may appeal a denial of a claim, a claimant or his duly authorized representative:

(A) May request a review by written application to the Named Fiduciary or his designee not later than 60 days after receipt by the claimant of written notification of denial of a claim;

(B)      May review pertinent documents; and

(C)      May submit issues and comments in writing.


         A decision of review of a denied claim shall be made not later than 60 days after the Program's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent Agreement provisions on which the decision is based.

         Notwithstanding anything contained in this Section to the contrary, any claim for a death benefit under an insurance policy under this Program shall be filed with the Insurer by the claimant or the claimant's authorized representative on the form or forms prescribed for such purpose by the Insurer. The Insurer shall have sole authority for determining whether a death claim shall or shall not be paid, either in whole or in part, in accordance with the terms of such insurance contract which may have been purchased on the life of the Executive.

SECTION 12

Amendment and Assignment of Agreement

12.1 This Agreement shall not be modified or amended except in writing signed by the Parties hereto.

12.2 This Agreement is binding upon the heirs, administrators or assigns of each Party.

12.3 Subject to provisions of any written Employment Agreement, this Agreement may be terminated by either Party with thirty (30) days' written notice to the other.

SECTION 13

Employment

13.1 This Agreement shall not in any way constitute an employment agreement between the Executive and the Employer and shall in no way obligate the Employer to continue the employment of Executive with the Employer, nor shall this Agreement limit the right of the Employer to terminate Executive's employment with the Employer for any reason.

SECTION 14

Jurisdiction

14.1 The Parties hereto consent to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania in any and all actions arising hereunder.

SECTION 15

State Law

15.1  This   Agreement,   all  matters   involving  its  validity,   effect  and
interpretation, and the rights of the Parties hereunder, shall be governed by and construed pursuant to the laws of the Commonwealth of Pennsylvania.

SECTION 16

Interpretation

16.1 Where appropriate, words used in the singular shall include the plural and words used in the masculine shall include the feminine and vice versa.

IN WITNESS WHEREOF, the Parties hereto intending to be legally bound, have executed this Agreement as of the day and year first above written.

                                     KEYSTONE FINANCIAL, INC.


                                     By:  ____________________________
                                            Authorized Representative


                                    (Bank)


                                     By: _____________________________
WITNESS:                                   Authorized Representative




------------------------------      -----------------------------------------
                                                  Employee



KEYSTONE FINANCIAL, INC./(Bank)

EXECUTIVE SPLIT DOLLAR AGREEMENT




THIS AGREEMENT is made and entered into effective this 1st day of January, 1998, by and between KEYSTONE FINANCIAL,INC. ("Sponsor") through one of its affiliated companies __________________ , ("Employer"), a Pennsylvania corporation, and ___________________ ("Executive") an employee of the Employer, and represents the final understanding of the parties regarding the benefits provided hereunder.

W I T N E S S E T H


WHEREAS, the Executive is insured under Policy Number ________________ (the "Policy") issued by Metropolitan Life Insurance Company ("Metropolitan"); and

WHEREAS, the owner of the Policy (the "Owner") shall be the Executive or the person or other entity to whom the Executive assigns the Policy pursuant to
Section 4; and

WHEREAS, Sponsor and Employer highly values Executive's efforts, abilities, and accomplishments; and

WHEREAS, Executive is deemed a member of a select group of management and/or one of the highly compensated employees of the Employer; and

WHEREAS, Employer wishes to provide Executive with permanent life insurance as an additional employment benefit and is willing to assist in the payment of premiums under the Policy as provided in this Agreement; and

WHEREAS, the Executive has agreed to assign an interest in the Policy to Sponsor as collateral security for such premium payments, at the time of the first premium payment, on a form of agreement approved by Metropolitan (the "Collateral Assignment Agreement"); and

WHEREAS, in order to be eligible for such benefit, Executive agrees to the terms hereinafter provided;


NOW, THEREFORE, Employer and Executive ("Parties"), in consideration of the mutual covenants and agreements described below, hereby agree as follows:

SECTION 1

Payment of Premiums

 1.1 The Employer shall pay the premiums on the Policy, less the amount paid by the Executive pursuant to Section 1.4, until the termination of this Agreement, pursuant to Section 5. The Employer may increase or decrease the scheduled premium for any year after the first year. Each premium for the Policy following execution of this Agreement will be remitted by the Employer to Metropolitan within thirty-one (31) days following the anniversary date of the Policy.

 1.2 The premium payment periods may also be changed by the Employer to the extent necessary to maintain compliance of the Policy with Sections 7702 and 7702A of the Internal Revenue Code and the regulations thereunder.

 1.3 No payment of interest by the Executive will be due on the premium amounts paid by the Employer.

 1.4 The Executive shall pay that portion of the premium in amount that for federal income tax purposes is equal to the value of the "economic benefit" of the life insurance protection enjoyed by the Executive each year. The "economic benefit" is to be determined by reference to IRS Rev. Ruls. 64-328 and 66-110, or any rulings which may substitute, supercede, replace, or amend them, governing the federal income tax consequences of split dollar arrangements. The Executive has been rated by Metropolitan Life Insurance Company less favorably than "standard non-smoker". Since the Employer is contributing to the premium based on a standard non-smoker classification, if the rating continues, the policy at program maturity date will likely not have sufficient cash value to realize the objective described in Section 1.7B below. Therefore, if the Executive wishes to attain this objective, Executive may, in his or her discretion, make additional premium payments in amounts as may be indicated from time to time by Metropolitan Life Insurance Company as necessary to create the augmented value in the policy to realize such objective.

 1.5 The Employer shall continue to pay its portion of the premium if the Executive is disabled while actively employed.

 1.6 "Disability", for the purpose of this Agreement means, that the Executive has met the requirements for disability under the Employer's Long Term Disability Plan, is not eligible for full retirement, and is incapable of fulfilling job duties due to mental or physical disability.

 1.7 "Premium", for the purpose of this Agreement, means the sum paid to Metropolitan Life Insurance Company as consideration for the individual Universal Life Policy specifically referred to in this Agreement. Premiums paid are scheduled to be in an amount so as to accumulate policy values at the program maturity date as if the Executive were to receive a standard nonsmoker classification sufficient to:

      A. Provide total death benefits equal to at least two times the Executive's annual base salary plus the accumulated premiums paid by the Employer during the Executive's active employment and equal to at least two (2) times the Executive's final annual base salary plus accumulated premiums paid by the Employer after the Executive's active employment and prior to termination of this Agreement;

      B. Keep the policy in force after the program maturity date with a death benefit equal to two (2) times the Executive's final annual base salary until the Executive attains the age of ninety-five (95); and

      C. Prior to the program maturity date, withdraw an amount to be paid to the Employer equal to the accumulated premiums paid by the Employer.

         The sufficiency of the amount needed to meet the provisions above shall be determined as of the program maturity date and shall be based on the insurer's current interest crediting and mortality rates as of that same date. The Employer shall not be responsible for events occurring subsequent to the program maturity date which may result in an insufficient level of funding to meet the provisions above.

SECTION 2

Policy Beneficiary Designation

 2.1 The right to designate and change the beneficiary of the Policy and to elect an optional mode of settlement is reserved to the person who would be the Owner of the Policy in the absence of the Collateral Assignment Agreement. Such Owner of the Policy shall have the right to designate and change the beneficiaries and contingent beneficiaries and to elect an optional mode of settlement subject to the interest of the Employer as Assignee under the Collateral Assignment Agreement, and the Employer will make the Policy available to the Owner, if required, for endorsement of a change of beneficiary.

SECTION 3

Payment of Policy Proceeds in Event of Death of Employee

 3.1 If the Executive dies (other than by suicide within two (2) years from the Policy issue date) while the Policy and this Agreement are in force, the proceeds of the Policy shall be payable as follows:

     A. Part shall be payable to the Employer; this part shall be equal to the proceeds of the Policy not payable to the beneficiary pursuant to paragraph B or paragraph C of this section.

     B. The designated beneficiary of the Executive shall be paid an amount equal to two (2) times the Executive's annual base salary if the Executive dies while actively employed by Employer, subject, however, to satisfying any applicable underwriting restrictions or guidelines existing at the time of adjustment.

     C. The designated beneficiary of the Executive shall be paid an amount equal to two (2) times annual base salary, subject, however, to satisfying any applicable underwriting restrictions or guidelines at the time of adjustment if the Executive dies after terminating active employment with Employer due to Disability or Normal Retirement, provided that the termination of active employment occurs prior to the termination of this Agreement.

        (1) The benefit paid if the Executive dies after terminating active employment with Employer due to Disability is based on the Executive's annual base salary at the time the Disability occurred.

 3.2 Insurance proceeds will not be paid if the Executive commits suicide, while sane or insane, within two (2) years from the date of the policy. Instead, an amount equal to all premiums paid, without interest, will be paid under the terms of this Agreement.

 3.3 "Normal Retirement", for the purpose of this Agreement, means attaining the age of sixty-five (65).

 3.4 "Annual Base Salary", for the purpose of this Agreement, means the Executive's regular salary, without bonus, as of the date Executive was actively at work.

SECTION 4

Exercise of Rights

 4.1 The Employer, during the lifetime of the Executive and prior to the termination of this Agreement, may exercise any of its rights as Assignee of the Policy only upon thirty (30) days written notice to the Executive. Such notice shall be given to the Executive either in person or by mailing as provided for in Section 8.1 of this Agreement.

 4.2 Subject to the Employer's rights as Assignee, the Owner retains all rights as Owner of the Policy. Notwithstanding the aforementioned, neither the Owner nor the Employer shall withdraw, surrender, borrow against, or pledge as security for a loan any portion of the Policy while this Agreement is in effect.

SECTION 5

Termination of Agreement

 5.1 This Agreement shall terminate if any of the following takes place:

     A. Termination of the Executive's employment with the Employer prior to the Executive's becoming eligible for disability benefits under a Disability plan of the Employer or for a Normal Retirement benefit under any qualified pension plan maintained by the Employer; or

     B. Demotion of the Executive to a position which is not part of the group of Employees eligible to participate in the Employer's Split Dollar Insurance Program as determined by the Employer; or

     C.  The bankruptcy of the Employer; or

     D. The failure of the Employer or the Executive to pay their respective share of the premium under Section 1 of this Agreement; or

     E. Payment to the Employer of the aggregate amount of the premiums paid either directly by the Executive or by a withdrawal from the Policy.

     F.  Termination of this Agreement pursuant to Section 12.3; or

     G.  The death of the Executive; or

     H. Program Maturity Date. This occurs the year in which sufficient funds will have accumulated in the Policy to sustain the projected death benefit amount as if the Executive were to have received a standard nonsmoker classification, or when the Executive attains the age of sixty-five (65), whichever occurs later.

 5.2 In the event of termination of this Agreement, the lesser of the aggregate of the premiums paid by the Employer pursuant to this Agreement, or the net cash value in the Policy, shall become due and payable to the Employer, except as provided for herein. Upon payment of such amount from the Policy, from the Executive, or from whatever other source, the Employer shall execute a release of the Collateral Assignment Agreement and deliver such release and the Policy to the Owner.

 5.3 In the event of a Change of Control as defined in the Executive's written Employment Agreement then in effect and the Executive is entitled to benefits for termination of employment as a result of a Change of Control, then in addition, he shall have no obligation to repay premiums to the Employer as stated in Section 5.2.

SECTION 6

Taxation

 6.1 All income taxes attributable to the Executive which are relevant to the Policy or this Agreement, whether federal, state or local, which may be due or may become due, are the sole responsibility of the Executive, or the Executive's beneficiary, while this Agreement is in force and after it has terminated for any reason.

SECTION 7

Insurer Not a Party

 7.1 Metropolitan shall not be deemed to be a party to this Agreement for any purpose nor shall it be deemed in any way responsible for its validity.
Metropolitan shall not be obligated to inquire as to the distribution or application of any monies payable or paid by it under the Policy, and Payments or other performance of its contract obligations in accordance with the terms of the Policy shall fully discharge Metropolitan from any and all liability under the Policy.

SECTION 8

Notices

 8.1 Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed properly given if sent by registered or certified mail, addressed as follows:

         (1)      Notices to Executive:



         (2)      Notices to Employer:      ________________________ (Bank)
                                               c/o G. E. Aumiller
                                               Keystone Financial, Inc.
                                               P.O. Box 3660
                                               Harrisburg, PA  17105-3660


         Either party may, from time to time, change the address to which notices shall be mailed by giving notice of such address in the manner provided herein.

SECTION 9

Other Benefits

 9.1 Participation in this Program is designed to supersede and render void the group term life insurance currently provided to the Executive. In all other respects, the benefits described herein are in addition to any other benefits the Executive may have under any plan or program of the Employer, and, except as aforementioned or otherwise expressly provided for herein, shall supplement and shall not supersede any other agreement between the Employer and the Executive or any provision contained therein.

SECTION 10

Named Fiduciary

10.1 The Employer is hereby designated as the Named Fiduciary of this Split Dollar Insurance Program, in accordance with the Employee Retirement Income Security Act of 1974. The business address and telephone number of the Named Fiduciary are:

                  ________________________ (Bank)
                   c/o G. E. Aumiller
                   Keystone Financial, Inc.
                   One Keystone Plaza

                   Front & Market Streets
                   P.O. Box 3660
                   Harrisburg, PA 17105-3660

         The Named Fiduciary shall have the authority to control and manage the operation and administration of this Program. However, the Named Fiduciary may allocate its responsibilities for the operation and administration of this Program, including the designation of persons who are not Named Fiduciaries, to carry out fiduciary responsibilities.

         The Named Fiduciary of this Program shall be responsible for making timely delivery of any required premiums to the Insurer.

         All pertinent documents shall be retained by the Named Fiduciary and made available for examination at the above indicated business address. Upon written request, the Program document and other information shall be provided to the Parties of this Program.

SECTION 11

Claims Procedure

11.1 Benefits shall be payable in accordance with the Agreement provisions. Should the Executive or beneficiary fail to receive benefits to which such Executive or beneficiary believes he or she is entitled, a claim may be filed. Any claim for a Program benefit hereunder shall be filed by the Executive or beneficiary (claimant) of this Program by written communication, which is made by the claimant or the claimant's authorized representative, which is reasonably calculated to bring the claim to the attention of the Named Fiduciary.

         If a claim for a Program benefit is wholly or partially denied, a written notice of the decision shall be furnished to the claimant by the Named Fiduciary or his designee within a reasonable period of time after receipt of the claim by the Program, which notice shall include the following information:

     (A) The specific reason or reasons for the denial;

     (B) Specific reference to the pertinent Agreement provisions upon which the denial is based;

     (C) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     (D) An explanation of the Program's claim review procedures.

         In order that a claimant may appeal a denial of a claim, a claimant or his duly authorized representative:

     (A) May request a review by written application to the Named Fiduciary or his designee not later than 60 days after receipt by the claimant of written notification of denial of a claim;

     (B) May review pertinent documents; and

     (C) May submit issues and comments in writing.

         A decision of review of a denied claim shall be made not later than 60 days after the Program's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent Agreement provisions on which the decision is based.

         Notwithstanding anything contained in this Section to the contrary, any claim for a death benefit under an insurance policy under this Program shall be filed with the Insurer by the claimant or the claimant's authorized representative on the form or forms prescribed for such purpose by the Insurer. The Insurer shall have sole authority for determining whether a death claim shall or shall not be paid, either in whole or in part, in accordance with the terms of such insurance contract which may have been purchased on the life of the Executive.

SECTION 12

Amendment and Assignment of Agreement

12.1 This Agreement shall not be modified or amended except in writing signed by the Parties hereto.

12.2 This Agreement is binding upon the heirs, administrators or assigns of each Party.

12.3 Subject to provisions of any written Employment Agreement, this Agreement may be terminated by either Party with thirty (30) days' written notice to the other.

SECTION 13

Employment

13.1 This Agreement shall not in any way constitute an employment agreement between the Executive and the Employer and shall in no way obligate the Employer to continue the employment of Executive with the Employer, nor shall this Agreement limit the right of the Employer to terminate Executive's employment with the Employer for any reason.

SECTION 14

Jurisdiction

14.1 The Parties hereto consent to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania in any and all actions arising hereunder.

SECTION 15

State Law

15.1  This   Agreement,   all  matters   involving  its  validity,   effect  and
interpretation, and the rights of the Parties hereunder, shall be governed by and construed pursuant to the laws of the Commonwealth of Pennsylvania.

SECTION 16

Interpretation

16.1 Where appropriate, words used in the singular shall include the plural and words used in the masculine shall include the feminine and vice versa.

IN WITNESS WHEREOF, the Parties hereto intending to be legally bound, have executed this Agreement as of the day and year first above written.

                                      KEYSTONE FINANCIAL, INC.



                                      By:  _____________________________________
                                               Authorized Representative

                                      (Bank)



                                      By: ___________________________________
WITNESS:                                       Authorized Representative


------------------------------      -----------------------------------------
                                                   Employee



KEYSTONE FINANCIAL, INC. / (Bank)

                        EXECUTIVE SPLIT DOLLAR AGREEMENT




THIS AGREEMENT made and entered into effective this 1st day of January, 1998, by and between KEYSTONE FINANCIAL, INC. ("Sponsor") through one of its affiliated companies ________________ , ("Employer"), a Pennsylvania corporation, and ____________ ("Executive") an employee of the Employer, and represents the final understanding of the parties regarding the benefits provided hereunder.

W I T N E S S E T H


WHEREAS, the Executive is insured under Policy Number_______________ (the "Policy") issued by Metropolitan Life Insurance Company ("Metropolitan"); and

WHEREAS, the owner of the Policy (the "Owner") shall be the Executive or the person or other entity to whom the Executive assigns the Policy pursuant to
Section 4; and

WHEREAS, Sponsor and Employer highly values Executive's efforts, abilities, and accomplishments; and

WHEREAS, Executive is deemed a member of a select group of management and/or one of the highly compensated employees of the Employer; and

WHEREAS, Employer wishes to provide Executive with permanent life insurance as an additional employment benefit and is willing to assist in the payment of premiums under the Policy as provided in this Agreement; and

WHEREAS, the Executive has agreed to assign an interest in the Policy to Sponsor as collateral security for such premium payments, at the time of the first premium payment, on a form of agreement approved by Metropolitan (the "Collateral Assignment Agreement"); and

WHEREAS, in order to be eligible for such benefit, Executive agrees to the terms hereinafter provided;

NOW, THEREFORE, Employer and Executive ("Parties"), in consideration of the mutual covenants and agreements described below, hereby agree as follows:

SECTION 1

Payment of Premiums

 1.1 The Employer shall pay the premiums on the Policy, less the amount paid by the Executive pursuant to Section 1.4, until the termination of this Agreement, pursuant to Section 5. The Employer may increase or decrease the scheduled premium for any year after the first year. Each premium for the Policy following execution of this Agreement will be remitted by the Employer to Metropolitan within thirty-one (31) days following the anniversary date of the Policy.

 1.2 The premium payment periods may also be changed by the Employer to the extent necessary to maintain compliance of the Policy with Sections 7702 and 7702A of the Internal Revenue Code and the regulations thereunder.

 1.3 No payment of interest by the Executive will be due on the premium amounts paid by the Employer.

 1.4 The Executive shall pay a portion of the premium in an amount that for federal income tax purposes is equal to the value of the "economic benefit" of the life insurance protection enjoyed by the Executive each year. The "economic benefit" is to be determined by reference to IRS Rev. Ruls. 64-328 and 66-110, or any rulings which may substitute, supercede, replace, or amend them, governing the federal income tax consequences of split dollar arrangements. At the inception of this Agreement, Metropolitan Life Insurance Company has rated the Executive as "standard non-smoker". The Agreement provides that if the Annual Base Salary of the Executive increases, there will be a corresponding adjustment to the benefit hereunder. Depending on the amount of increase and frequency of such, the placement of the additional coverage may require new underwriting. If this occurs, and if at that time, Metropolitan Life Insurance Company rates the Executive less favorably than "standard non-smoker", the Employer will contribute to the additional premium as herein provided, however, based on a standard non-smoker classification. Consequently, if the rating continues as to such excess, the policy at program maturity date may not have sufficient cash value to realize the objective described in Section 1.7B below. Therefore, if the Executive wishes to attain this objective, Executive may, in his or her discretion, make additional premium payments in amounts as may be indicated from time to time by Metropolitan Life Insurance Company as necessary to create the augmented value in the policy to realize such objective.

 1.5 The Employer shall continue to pay its portion of the premium if the Executive is disabled while actively employed.

 1.6 "Disability", for the purpose of this Agreement means, that the Executive has met the requirements for disability under the Employer's Long Term Disability Plan, is not eligible for full retirement, and is incapable of fulfilling job duties due to mental or physical disability.

 1.7 "Premium", for the purpose of this Agreement, means the sum paid to Metropolitan Life Insurance Company as consideration for the individual Universal Life Policy specifically referred to in this Agreement. Premiums paid are scheduled to be in an amount, assuming that the Executive has underwriting status of "standard non-smoker", so as to accumulate policy values at the program maturity date sufficient to:

     A. Provide total death benefits equal to at least two times the Executive's annual base salary plus the accumulated premiums paid by the Employer during the Executive's active employment and equal to at least one (1) times the Executive's final annual base salary plus accumulated premiums paid by the Employer after the Executive's active employment and prior to termination of this Agreement;

     B. Keep the policy in force after the program maturity date with a death benefit equal to one (1) times the Executive's final annual base salary until the Executive attains the age of ninety-five (95); and

     C. Prior to the program maturity date, withdraw an amount to be paid to the Employer equal to the accumulated premiums paid by the Employer.

         The sufficiency of the amount needed to meet the provisions above shall be determined as of the program maturity date and shall be based on the insurer's current interest crediting and mortality rates as of that same date. The Employer shall not be responsible for events occurring subsequent to the program maturity date which may result in an insufficient level of funding to meet the provisions above.

SECTION 2

Policy Beneficiary Designation

 2.1 The right to designate and change the beneficiary of the Policy and to elect an optional mode of settlement is reserved to the person who would be the Owner of the Policy in the absence of the Collateral Assignment Agreement. Such Owner of the Policy shall have the right to designate and change the beneficiaries and contingent beneficiaries and to elect an optional mode of settlement subject to the interest of the Employer as Assignee under the Collateral Assignment Agreement, and the Employer will make the Policy available to the Owner, if required, for endorsement of a change of beneficiary.

SECTION 3

Payment of Policy Proceeds in Event of Death of Employee

 3.1 If the Executive dies (other than by suicide within two (2) years from the Policy issue date) while the Policy and this Agreement are in force, the proceeds of the Policy shall be payable as follows:

     A. Part shall be payable to the Employer; this part shall be equal to the proceeds of the Policy not payable to the beneficiary pursuant to paragraph B or paragraph C of this section.

     B. The designated beneficiary of the Executive shall be paid an amount equal to two (2) times the Executive's annual base salary if the Executive dies while actively employed by Employer, subject, however, to satisfying any applicable underwriting restrictions or guidelines existing at the time of adjustment.

     C. The designated beneficiary of the Executive shall be paid an amount equal to one (1) times annual base salary, subject, however, to satisfying any applicable underwriting restrictions or guidelines existing at the time of adjustment, if the Executive dies after terminating active employment with Employer due to Disability or Normal Retirement, provided that the termination of active employment occurs prior to the termination of this Agreement.

        (1) The benefit paid if the Executive dies after terminating active employment with Employer due to Disability is based on the Executive's annual base salary at the time the Disability occurred.

 3.2 Insurance proceeds will not be paid if the Executive commits suicide, while sane or insane, within two (2) years from the date of the policy. Instead, an amount equal to all premiums paid, without interest, will be paid under the terms of this Agreement.

 3.3 "Normal Retirement", for the purpose of this Agreement, means attaining the age of sixty-five (65).

 3.4 "Annual Base Salary", for the purpose of this Agreement, means the Executive's regular salary, without bonus, as of the date Executive was actively at work.

SECTION 4

Exercise of Rights

 4.1 The Employer, during the lifetime of the Executive and prior to the termination of this Agreement, may exercise any of its rights as Assignee of the Policy only upon thirty (30) days written notice to the Executive. Such notice shall be given to the Executive either in person or by mailing as provided for in Section 8.1 of this Agreement.

 4.2 Subject to the Employer's rights as Assignee, the Owner retains all rights as Owner of the Policy. Notwithstanding the aforementioned, neither the Owner nor the Employer shall withdraw, surrender, borrow against, or pledge as security for a loan any portion of the Policy while this Agreement is in effect.

SECTION 5

Termination of Agreement

 5.1 This Agreement shall terminate if any of the following takes place:

     A. Termination of the Executive's employment with the Employer prior to the Executive's becoming eligible for disability benefits under a Disability plan of the Employer or for a Normal Retirement benefit under any qualified pension plan maintained by the Employer; or

     B. Demotion of the Executive to a position which is not part of the group of Employees eligible to participate in the Employer's Split Dollar Insurance Program as determined by the Employer; or

     C.  The bankruptcy of the Employer; or

     D. The failure of the Employer or the Executive to pay their respective share of the premium under Section 1 of this Agreement; or

     E. Payment to the Employer of the aggregate amount of the premiums paid either directly by the Executive or by a withdrawal from the Policy.

     F.  Termination of this Agreement pursuant to Section 12.3; or

     G.  The death of the Executive; or

     H. Program Maturity Date. This occurs the year in which sufficient funds will have, or should have, accumulated assuming that the Executive has at all times been classified as standard non-smoker, whether or not so classified, in the Policy to sustain the projected death benefit amount, or when the Executive attains the age of sixty-five (65), whichever occurs later.


 5.2 In the event of termination of this Agreement, the lesser of the aggregate of the premiums paid by the Employer pursuant to this Agreement, or the net cash value in the Policy, shall become due and payable to the Employer, except as provided for herein. Upon payment of such amount from the Policy, from the Executive, or from whatever other source, the Employer shall execute a release of the Collateral Assignment Agreement and deliver such release and the Policy to the Owner.

 5.3 In the event of a Change of Control, as defined in the written severance policy in effect at that time, such severance policy shall thereafter remain in force for purposes of this Agreement. In the event of a Change of Control and the Executive is entitled to benefits for termination of employment under such severance policy, then, in addition, he shall have no obligation to repay premiums to the Employer as stated in Section 5.2

SECTION 6

Taxation

 6.1 All income taxes attributable to the Executive which are relevant to the Policy or this Agreement, whether federal, state or local, which may be due or may become due, are the sole responsibility of the Executive, or the Executive's beneficiary, while this Agreement is in force and after it has terminated for any reason.

SECTION 7

Insurer Not a Party

 7.1 Metropolitan shall not be deemed to be a party to this Agreement for any purpose nor shall it be deemed in any way responsible for its validity.
Metropolitan shall not be obligated to inquire as to the distribution or application of any monies payable or paid by it under the Policy, and Payments or other performance of its contract obligations in accordance with the terms of the Policy shall fully discharge Metropolitan from any and all liability under the Policy.

SECTION 8

Notices

 8.1 Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed properly given if sent by registered or certified mail, addressed as follows:

         (1)      Notices to Executive:



         (2)      Notices to Employer:      _______________________ (Bank)
                                             c/o G. E. Aumiller
                                             Keystone Financial, Inc.
                                             P.O. Box 3660
                                             Harrisburg, PA  17105-3660

         Either party may, from time to time, change the address to which notices shall be mailed by giving notice of such address in the manner provided herein.

SECTION 9

Other Benefits

 9.1 Participation in this Program is designed to supersede and render void the group term life insurance currently provided to the Executive. In all other respects, the benefits described herein are in addition to any other benefits the Executive may have under any plan or program of the Employer, and, except as aforementioned or otherwise expressly provided for herein, shall supplement and shall not supersede any other agreement between the Employer and the Executive or any provision contained therein.

SECTION 10
\Named Fiduciary

10.1 The Employer is hereby designated as the Named Fiduciary of this Split Dollar Insurance Program, in accordance with the Employee Retirement Income Security Act of 1974. The business address and telephone number of the Named Fiduciary are:

                                            ________________________ (Bank)
                                              c/o G. E. Aumiller
                                              Keystone Financial, Inc.
                                              One Keystone Plaza
                                              Front & Market Streets

                                              P.O. Box 3660
                                              Harrisburg, PA  17105-3660

         The Named Fiduciary shall have the authority to control and manage the operation and administration of this Program. However, the Named Fiduciary may allocate its responsibilities for the operation and administration of this Program, including the designation of persons who are not Named Fiduciaries, to carry out fiduciary responsibilities.

         The Named Fiduciary of this Program shall be responsible for making timely delivery of any required premiums to the Insurer.

         All pertinent documents shall be retained by the Named Fiduciary and made available for examination at the above indicated business address. Upon written request, the Program document and other information shall be provided to the Parties of this Program.

SECTION 11

Claims Procedure

11.1 Benefits shall be payable in accordance with the Agreement provisions. Should the Executive or beneficiary fail to receive benefits to which such Executive or beneficiary believes he or she is entitled, a claim may be filed. Any claim for a Program benefit hereunder shall be filed by the Executive or beneficiary (claimant) of this Program by written communication, which is made by the claimant or the claimant's authorized representative, which is reasonably calculated to bring the claim to the attention of the Named Fiduciary.

         If a claim for a Program benefit is wholly or partially denied, a written notice of the decision shall be furnished to the claimant by the Named Fiduciary or his designee within a reasonable period of time after receipt of the claim by the Program, which notice shall include the following information:

     (A) The specific reason or reasons for the denial;

     (B) Specific reference to the pertinent Agreement provisions upon which the denial is based;

     (C) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     (D) An explanation of the Program's claim review procedures.

         In order that a claimant may appeal a denial of a claim, a claimant or his duly authorized representative:

     (A) May request a review by written application to the Named Fiduciary or his designee not later than 60 days after receipt by the claimant of written notification of denial of a claim;

     (B) May review pertinent documents; and

     (C) May submit issues and comments in writing.

         A decision of review of a denied claim shall be made not later than 60 days after the Program's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent Agreement provisions on which the decision is based.

         Notwithstanding anything contained in this Section to the contrary, any claim for a death benefit under an insurance policy under this Program shall be filed with the Insurer by the claimant or the claimant's authorized representative on the form or forms prescribed for such purpose by the Insurer. The Insurer shall have sole authority for determining whether a death claim shall or shall not be paid, either in whole or in part, in accordance with the terms of such insurance contract which may have been purchased on the life of the Executive.

SECTION 12

Amendment and Assignment of Agreement

12.1 This Agreement shall not be modified or amended except in writing signed by the Parties hereto.

12.2 This Agreement is binding upon the heirs, administrators or assigns of each Party.

12.3 Subject to provisions of any written severance policy then in existence, this Agreement may be terminated by either Party with thirty (30) days' written notice to the other.

SECTION 13

Employment

13.1 This Agreement shall not in any way constitute an employment agreement between the Executive and the Employer and shall in no way obligate the Employer to continue the employment of Executive with the Employer, nor shall this Agreement limit the right of the Employer to terminate Executive's employment with the Employer for any reason.

SECTION 14

Jurisdiction

14.1 The Parties hereto consent to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania in any and all actions arising hereunder.

SECTION 15

State Law

15.1  This   Agreement,   all  matters   involving  its  validity,   effect  and
interpretation, and the rights of the Parties hereunder, shall be governed by and construed pursuant to the laws of the Commonwealth of Pennsylvania.

SECTION 16

Interpretation

16.1 Where appropriate, words used in the singular shall include the plural and words used in the masculine shall include the feminine and vice versa.

IN WITNESS WHEREOF, the Parties hereto intending to be legally bound, have executed this Agreement as of the day and year first above written.

                                       KEYSTONE FINANCIAL, INC.



                                       By:  __________________________________
                                                Authorized Representative


                                       (Bank)



                                       By: ___________________________________
WITNESS:                                       Authorized Representative




------------------------------      -----------------------------------------
                                                  Employee



KEYSTONE FINANCIAL, INC. /  (Bank)

                        EXECUTIVE SPLIT DOLLAR AGREEMENT


THIS AGREEMENT is made and entered into effective this 1st day of January, 1998, by and between KEYSTONE FINANCIAL, INC.("Sponsor") through one of its affiliated companies _____________________ , ("Employer"), a Pennsylvania corporation, and ____________________ ("Executive") an employee of the Employer, and represents the final understanding of the parties regarding the benefits provided hereunder.

W I T N E S S E T H


WHEREAS, the Executive is insured under Policy Number _______________ (the "Policy") issued by Metropolitan Life Insurance Company ("Metropolitan"); and

WHEREAS, the owner of the Policy (the "Owner") shall be the Executive or the person or other entity to whom the Executive assigns the Policy pursuant to
Section 4; and

WHEREAS, Sponsor and Employer highly values Executive's efforts, abilities, and accomplishments; and

WHEREAS, Executive is deemed a member of a select group of management and/or one of the highly compensated employees of the Employer; and

WHEREAS, Employer wishes to provide Executive with permanent life insurance as an additional employment benefit and is willing to assist in the payment of premiums under the Policy as provided in this Agreement; and

WHEREAS, the Executive has agreed to assign an interest in the Policy to Sponsor as collateral security for such premium payments, at the time of the first premium payment, on a form of agreement approved by Metropolitan (the "Collateral Assignment Agreement"); and

WHEREAS, in order to be eligible for such benefit, Executive agrees to the terms hereinafter provided;


NOW, THEREFORE, Employer and Executive ("Parties"), in consideration of the mutual covenants and agreements described below, hereby agree as follows:

SECTION 1

Payment of Premiums

 1.1 The Employer shall pay the premiums on the Policy, less the amount paid by the Executive pursuant to Section 1.4, until the termination of this Agreement, pursuant to Section 5. The Employer may increase or decrease the scheduled premium for any year after the first year. Each premium for the Policy following execution of this Agreement will be remitted by the Employer to Metropolitan within thirty-one (31) days following the anniversary date of the Policy.

 1.2 The premium payment periods may also be changed by the Employer to the extent necessary to maintain compliance of the Policy with Sections 7702 and 7702A of the Internal Revenue Code and the regulations thereunder.

 1.3 No payment of interest by the Executive will be due on the premium amounts paid by the Employer.

 1.4 The Executive shall pay a portion of the premium in an amount that for federal income tax purposes is equal to the value of the "economic benefit" of the life insurance protection enjoyed by the Executive each year. The "economic benefit" is to be determined by reference to IRS Rev. Ruls. 64-328 and 66-110, or any rulings which may substitute, supercede, replace, or amend them, governing the federal income tax consequences of split dollar arrangements. At the inception of this agreement, Metropolitan Life Insurance Company has rated the Executive as "standard non-smoker". The Agreement provides that if the Annual Base Salary of the Executive increases, there will be a corresponding adjustment to the benefit hereunder. Depending on the amount of the increase and frequency of such, the placement of the additional coverage may require new underwriting. If this occurs, and if at that time, Metropolitan Life Insurance Company rates the Executive less favorably than "standard non-smoker", the Employer will contribute to the additional premium as herein provided, however, based on a standard non-smoker classification. Consequently, if the rating continues as to such excess, the policy at program maturity date may not have sufficient cash value to realize the objective described in Section 1.7B below. Therefore, if the Executive wishes to attain this objective, Executive may, in his or her discretion, make additional premium payments in amounts as may be indicated from time to time by Metropolitan Life Insurance Company as necessary to create the augmented value in the policy to realize such objective.

 1.5 The Employer shall continue to pay its portion of the premium if the Executive is disabled while actively employed.

 1.6 "Disability", for the purpose of this Agreement means, that the Executive has met the requirements for disability under the Employer's Long Term Disability Plan, is not eligible for full retirement, and is incapable of fulfilling job duties due to mental or physical disability.

 1.7 "Premium", for the purpose of this Agreement, means the sum paid to Metropolitan Life Insurance Company as consideration for the individual Universal Life Policy specifically referred to in this Agreement. Premiums paid are scheduled to be in an amount, assuming that the Executive has the underwriting status of "standard non-smoker", so as to accumulate policy values at the program maturity date sufficient to:

      A. Provide total death benefits equal to at least two times the Executive's annual base salary plus the accumulated premiums paid by the Employer during the Executive's active employment and equal to at least two (2) times the Executive's final annual base salary plus accumulated premiums paid by the Employer after the Executive's active employment and prior to termination of this Agreement;

      B. Keep the policy in force after the program maturity date with a death benefit equal to two (2) times the Executive's final annual base salary until the Executive attains the age of ninety-five (95); and

      C. Prior to the program maturity date, withdraw an amount to be paid to the Employer equal to the accumulated premiums paid by the Employer.

         The sufficiency of the amount needed to meet the provisions above shall be determined as of the program maturity date and shall be based on the insurer's current interest crediting and mortality rates as of that same date. The Employer shall not be responsible for events occurring subsequent to the program maturity date which may result in an insufficient level of funding to meet the provisions above.

SECTION 2

Policy Beneficiary Designation

 2.1 The right to designate and change the beneficiary of the Policy and to elect an optional mode of settlement is reserved to the person who would be the Owner of the Policy in the absence of the Collateral Assignment Agreement. Such Owner of the Policy shall have the right to designate and change the beneficiaries and contingent beneficiaries and to elect an optional mode of settlement subject to the interest of the Employer as Assignee under the Collateral Assignment Agreement, and the Employer will make the Policy available to the Owner, if required, for endorsement of a change of beneficiary.

SECTION 3

Payment of Policy Proceeds in Event of Death of Employee

 3.1 If the Executive dies (other than by suicide within two (2) years from the Policy issue date) while the Policy and this Agreement are in force, the proceeds of the Policy shall be payable as follows:

     A. Part shall be payable to the Employer; this part shall be equal to the\ proceeds of the Policy not payable to the beneficiary pursuant to paragraph B or paragraph C of this section.

     B. The designated beneficiary of the Executive shall be paid an amount equal to two (2) times the Executive's annual base salary if the Executive dies while actively employed by Employer, subject, however, to satisfying any applicable underwriting restrictions or guidelines existing at the time of adjustment.

     C. The designated beneficiary of the Executive shall be paid an amount equal to two (2) times annual base salary, subject, however, to satisfying any applicable underwriting restrictions or guidelines at the time of adjustment if the Executive dies after terminating active employment with Employer due to Disability or Normal Retirement, provided that the termination of active employment occurs prior to the termination of this Agreement.

       (1) The benefit paid if the Executive dies after terminating active employment with Employer due to Disability is based on the Executive's annual base salary at the time the Disability occurred.

 3.2 Insurance proceeds will not be paid if the Executive commits suicide, while sane or insane, within two (2) years from the date of the policy. Instead, an amount equal to all premiums paid, without interest, will be paid under the terms of this Agreement.

 3.3 "Normal Retirement", for the purpose of this Agreement, means attaining the age of sixty-five (65).

 3.4 "Annual Base Salary", for the purpose of this Agreement, means the Executive's regular salary, without bonus, as of the date Executive was actively at work.

SECTION 4

Exercise of Rights

 4.1 The Employer, during the lifetime of the Executive and prior to the termination of this Agreement, may exercise any of its rights as Assignee of the Policy only upon thirty (30) days written notice to the Executive. Such notice shall be given to the Executive either in person or by mailing as provided for in Section 8.1 of this Agreement.

 4.2 Subject to the Employer's rights as Assignee, the Owner retains all rights as Owner of the Policy. Notwithstanding the aforementioned, neither the Owner nor the Employer shall withdraw, surrender, borrow against, or pledge as security for a loan any portion of the Policy while this Agreement is in effect.

SECTION 5

Termination of Agreement

 5.1 This Agreement shall terminate if any of the following takes place:

     A. Termination of the Executive's employment with the Employer prior to the Executive's becoming eligible for disability benefits under a Disability plan of the Employer or for a Normal Retirement benefit under any qualified pension plan maintained by the Employer; or

     B. Demotion of the Executive to a position which is not part of the group of Employees eligible to participate in the Employer's Split Dollar Insurance Program as determined by the Employer; or

     C.  The bankruptcy of the Employer; or

     D. The failure of the Employer or the Executive to pay their respective share of the premium under Section 1 of this Agreement; or

     E. Payment to the Employer of the aggregate amount of the premiums paid either directly by the Executive or by a withdrawal from the Policy.

     F.  Termination of this Agreement pursuant to Section 12.3; or

     G.  The death of the Executive; or

     H. Program Maturity Date. This occurs the year in which sufficient funds will have, or should have, accumulated assuming that the Executive has at all times been classified as standard non-smoker, whether or not so classified in the Policy to sustain the projected death benefit amount, or when the Executive attains the age of sixty-five (65), whichever occurs later.


 5.2 In the event of termination of this Agreement, the lesser of the aggregate of the premiums paid by the Employer pursuant to this Agreement, or the net cash value in the Policy, shall become due and payable to the Employer, except as provided for herein. Upon payment of such amount from the Policy, from the Executive, or from whatever other source, the Employer shall execute a release of the Collateral Assignment Agreement and deliver such release and the Policy to the Owner.

 5.3 In the event of a Change of Control as defined in the Executive's written Employment Agreement then in effect and the Executive is entitled to benefits for termination of employment as a result of a Change of Control, then in addition, he shall have no obligation to repay premiums to the Employer as stated in Section 5.2.

SECTION 6

Taxation

 6.1 All income taxes attributable to the Executive which are relevant to the Policy or this Agreement, whether federal, state or local, which may be due or may become due, are the sole responsibility of the Executive, or the Executive's beneficiary, while this Agreement is in force and after it has terminated for any reason.

SECTION 7

Insurer Not a Party

 7.1 Metropolitan shall not be deemed to be a party to this Agreement for any purpose nor shall it be deemed in any way responsible for its validity.
Metropolitan shall not be obligated to inquire as to the distribution or application of any monies payable or paid by it under the Policy, and Payments or other performance of its contract obligations in accordance with the terms of the Policy shall fully discharge Metropolitan from any and all liability under the Policy.

SECTION 8

Notices

 8.1 Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed properly given if sent by registered or certified mail, addressed as follows:

         (1) Notices to Executive:

         (2)  Notices to Employer:       _________________ (Bank)
                                          c/o G. E. Aumiller
                                          Keystone Financial, Inc.
                                          P.O. Box 3660
                                          Harrisburg, PA  17105-3660

         Either party may, from time to time, change the address to which notices shall be mailed by giving notice of such address in the manner provided herein.

SECTION 9

Other Benefits

 9.1 Participation in this Program is designed to supersede and render void the group term life insurance currently provided to the Executive. In all other respects, the benefits described herein are in addition to any other benefits the Executive may have under any plan or program of the Employer, and, except as aforementioned or otherwise expressly provided for herein, shall supplement and shall not supersede any other agreement between the Employer and the Executive or any provision contained therein.

SECTION 10

Named Fiduciary

10.1 The Employer is hereby designated as the Named Fiduciary of this Split Dollar Insurance Program, in accordance with the Employee Retirement Income Security Act of 1974. The business address and telephone number of the Named Fiduciary are:

                  ________________________ (Bank)
                  c/o G. E. Aumiller
                  Keystone Financial, Inc.
                  One Keystone Plaza

                  Front & Market Streets
                  P.O. Box 3660
                  Harrisburg, PA 17105-3660

         The Named Fiduciary shall have the authority to control and manage the operation and administration of this Program. However, the Named Fiduciary may allocate its responsibilities for the operation and administration of this Program, including the designation of persons who are not Named Fiduciaries, to carry out fiduciary responsibilities.

         The Named Fiduciary of this Program shall be responsible for making timely delivery of any required premiums to the Insurer.

         All pertinent documents shall be retained by the Named Fiduciary and made available for examination at the above indicated business address. Upon written request, the Program document and other information shall be provided to the Parties of this Program.

SECTION 11

Claims Procedure

11.1 Benefits shall be payable in accordance with the Agreement provisions. Should the Executive or beneficiary fail to receive benefits to which such Executive or beneficiary believes he or she is entitled, a claim may be filed. Any claim for a Program benefit hereunder shall be filed by the Executive or beneficiary (claimant) of this Program by written communication, which is made by the claimant or the claimant's authorized representative, which is reasonably calculated to bring the claim to the attention of the Named Fiduciary.

         If a claim for a Program benefit is wholly or partially denied, a written notice of the decision shall be furnished to the claimant by the Named Fiduciary or his designee within a reasonable period of time after receipt of the claim by the Program, which notice shall include the following information:

     (A) The specific reason or reasons for the denial;

     (B) Specific reference to the pertinent Agreement provisions upon which the denial is based;

     (C) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     (D) An explanation of the Program's claim review procedures.

         In order that a claimant may appeal a denial of a claim, a claimant or his duly authorized representative:

     (A) May request a review by written application to the Named Fiduciary or his designee not later than 60 days after receipt by the claimant of written notification of denial of a claim;

     (B) May review pertinent documents; and

     (C) May submit issues and comments in writing.

         A decision of review of a denied claim shall be made not later than 60 days after the Program's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent Agreement provisions on which the decision is based.

         Notwithstanding anything contained in this Section to the contrary, any claim for a death benefit under an insurance policy under this Program shall be filed with the Insurer by the claimant or the claimant's authorized representative on the form or forms prescribed for such purpose by the Insurer. The Insurer shall have sole authority for determining whether a death claim shall or shall not be paid, either in whole or in part, in accordance with the terms of such insurance contract which may have been purchased on the life of the Executive.

SECTION 12

Amendment and Assignment of Agreement

12.1 This Agreement shall not be modified or amended except in writing signed by the Parties hereto.

12.2 This Agreement is binding upon the heirs, administrators or assigns of each Party.

12.3 Subject to provisions of any written Employment Agreement, this Agreement may be terminated by either Party with thirty (30) days' written notice to the other.

SECTION 13

Employment

13.1 This Agreement shall not in any way constitute an employment agreement between the Executive and the Employer and shall in no way obligate the Employer to continue the employment of Executive with the Employer, nor shall this Agreement limit the right of the Employer to terminate Executive's employment with the Employer for any reason.

SECTION 14

Jurisdiction

14.1 The Parties hereto consent to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania in any and all actions arising hereunder.

SECTION 15

State Law

15.1  This   Agreement,   all  matters   involving  its  validity,   effect  and
interpretation, and the rights of the Parties hereunder, shall be governed by and construed pursuant to the laws of the Commonwealth of Pennsylvania.

SECTION 16


Interpretation

16.1 Where appropriate, words used in the singular shall include the plural and words used in the masculine shall include the feminine and vice versa.

IN WITNESS WHEREOF, the Parties hereto intending to be legally bound, have executed this Agreement as of the day and year first above written.

                                     KEYSTONE FINANCIAL, INC.



                                     By:_____________________________________
                                              Authorized Representative


                                     (Bank)



                                     By: ___________________________________
WITNESS:                             Authorized Representative



_________________________________    _______________________________________
                                                  Employee




                            KEYSTONE FINANCIAL, INC.

                         COLLATERAL ASSIGNMENT AGREEMENT

1. For value received, the undersigned (the "Policyowner"), as owner of Policy Number 200950011U (the "Policy") issued by Metropolitan Life Insurance Company (the "Insurer"), hereby assigns, sets over and transfers the Policy to Keystone Financial, Inc. and its affiliated companies (the Assignee"), a corporation organized under the laws of the Commonwealth of Pennsylvania, as collateral security for those liabilities as may arise under the terms of the Split Dollar Agreement between the Policyowner and Assignee dated as of January 1, 2000 (the "Split Dollar Agreement"), subject to the terms and conditions in the Policy and to all superior liens, if any, which the Insurer has or may have against the Policy.

2. The collateral assignment being made pursuant to this Agreement is solely for the purpose of assuring the Assignee of payment of the liabilities under the terms of the Split Dollar Agreement.

3. The Policyowner and the Assignee expressly agree, without detracting from the generality of the foregoing, that the following rights are included in this Agreement and pass to the Assignee by virtue hereof:

     A. The right to collect the proceeds of the Policy, up to its interest, from the Insurer when the Policy becomes a claim by death or becomes due in accordance with the Split Dollar Agreement.
     B. The right to surrender the Policy and receive the cash surrender value, up to its interest, pursuant to the Policy provisions and in accordance with Paragraph 5(D) of this Agreement.
     C. The right to assign, sell or convey only the amount of its interest in the Policy, subject to the interest of the Policyowner, to a successor company in the event of a Change of Control as defined in the Split Dollar Agreement. In the event of such assignment, sale or conveyance Assignee must provide the Policyowner with written notice at least thirty (30) days prior to said assignment, sale or conveyance, either in person or by mail as provided for in the Split Dollar Agreement.

4. The Policyowner and the Assignee expressly agree that as long as the Policy has not been surrendered, the following rights are reserved by the Policyowner and excluded from this assignment, and do not pass by virtue hereof.

     A.  The sole right to designate and change the beneficiary.
     B. The sole right to elect any Optional Mode of Settlement permitted by the Policy or permitted by the Insurer

5.       The Assignee covenants and agrees with the Policyowner:

     A. That the Insurer, in the event of a death claim, shall be authorized to issue separate checks to pay the amounts due to each party, up to their interests, and in accordance with this Agreement and the Split Dollar Agreement.

     B. That any amounts due to be paid by the Insurer pursuant to the terms of the Policy and this Agreement in excess of the then existing liabilities of the Policyowner under the Split Dollar Agreement shall be paid by the Insurer to the persons entitled thereto under the Policy had this Agreement not been executed, provided however, any amount in excess of the entitlement of the policyowner under the Split Dollar Agreement shall be paid to the assignee.

     C. In the event any amounts are paid to the Assignee by the Insurer to which the Assignee is not entitled pursuant to the terms of the Policy and this Agreement, said amounts are to be immediately forwarded to the persons entitled thereto. If this is not done within ten (10) days the persons so entitled to the benefits may initiate legal action in a court of competent jurisdiction as provided for in the Split Dollar Agreement. Any and all reasonable legal fees and expenses incurred by the entitled persons to enforce their rights to receive such benefits shall be the sole responsibility of the Assignee.

     D. That the Assignee will not exercise either the right to surrender or withdraw from the Policy unless and until there has been an occurrence of some event specifically stated in the Split Dollar Agreement which calls for the Assignee to recover amounts to which the Assignee is entitled under the Policy. In any event, the Assignee shall not exercise any of its rights under the Policy until thirty (30) days after the Assignee shall have mailed, by registered or certified mail, to the Policyowner at the address last supplied to the Assignee, specifically referring to this assignment, notice of intention to exercise such right.

Upon the full payment of all liabilities under the Split Dollar Agreement by the
Policyowner  to  the  Assignee,   the  Assignee  shall  execute  an  appropriate
instrument of release of this assignment .

The Insurer shall be fully protected and discharged from further obligation by paying in reliance upon the terms of the Policy and/or the terms of this Agreement. The Insurer shall not be bound by the terms of the Split Dollar Agreement and may rely on any written assurance concerning such Agreement provided to the Insurer by the Policyowner or the Assignee. Any conflicts between this assignment and any other agreement, with respect to the rights of the Assignee under the Policy, shall be resolved in accordance with the terms of this assignment.

By their signatures to this Agreement, the parties acknowledge that (1) neither the Insurer which is the issuer of the Policy, nor any agent thereof, nor any person acting on its behalf, has given any legal or tax advice concerning this Agreement; and (2) that the execution of this document has legal and tax consequences and should not be signed without the advice of their own attorneys.

ATTEST:                                        KEYSTONE FINANCIAL, INC.


__________________________________      By:  _________________________________




WITNESS:
__________________________________           _________________________________
                                                        Executive